B. J. BRUNO 1 ; K. PAPANGKORN 1 ; K. KIM 1 ; N. CHIDAMBARAM 1 ; M. V. PATEL 1 ; A. DELCONTE 2 ; A. J. SANYAL 3 1 Lipocine Inc., Salt Lake City, UT, USA 2 Saint Joseph’s University, Philadelphia, PA, USA 3 Virginia Commonwealth University, Richmond, VA, USA High Prevalence of Low Normal or Overtly Hypogonadal Levels of Testosterone Observed in Histologically Established NASH Subjects in LiFT Study INTRODUCTION • Nonalcoholic Steatohepatitis (NASH) is an advanced state of non - alcoholic fatty liver disease (“NAFLD”) and can progress to fibrotic or cirrhotic liver or result in hepatocellular carcinoma/liver cancer. • NASH prevalence is increasing; total disease burden is estimated to reach 27 million people by 2030. 1 • There is no FDA approved drug for NAFLD/NASH. • A study of liver disease in men undergoing androgen deprivation therapy (ADT) reported patients on ADT were significantly more likely to develop NAFLD. 2 • A previous single - arm study revealed that NAFL is highly prevalent in hypogonadal males (~66%). 3 • Furthermore, there is significant overlap in co - morbidities associated with NASH and hypogonadism in adult males. 4 - 7 • Currently, LPCN 1144 is being investigated for safety and efficacy in the phase 2 LiFT ("Liver Fat intervention with oral Testosterone") study (NCT04134091) CONCLUSIONS ▪ Men with hypogonadism have high rates of fatty liver in the LiFT study population ▪ The LiFT study demonstrates a high prevalence hypogonadism and low - normal levels of T in patients with suspected or biopsy - established NASH. ▪ Hypogonadism may be common even in the early stages of liver disease ▪ Men in the LiFT study with steatosis and/or inflammation on liver biopsy have lower levels of testosterone ▪ Male adult NASH patients may have compromised androgen signaling with possible associated symptoms of androgen deficiency such as sarcopenia, skeletal fragility, sexual/mood disorder, and/or anemia. ▪ The effect of oral T therapy on NASH is under investigation in the ongoing LiFT study. RESULTS METHODS ▪ A Phase 2, randomized double - blind, placebo - controlled, multi - center, 36 - week study (LiFT) with oral LPCN 1144 in male NASH subjects (N=56) ▪ 181 subjects underwent biopsy and had serum T concentration measured or a history of hypogonadism ▪ 56 biopsy - confirmed NASH subjects were randomized ▪ All available baseline data was analyzed to identify the prevalence of hypogonadism and/or low T levels (using LC - MS/MS). ▪ Definitions: • Hypogonadism: Baseline T < 300 ng/dL, or historical diagnosis of hypogonadism • Subjects with a historical diagnosis of hypogonadism did not have T measured in screening • Low - normal testosterone: < 400 ng/dL • Fatty liver: ≥ 5% liver fat on MRI - PDFF • Suspected NASH: Subjects were eligible for biopsy based on liver stiffness by transient elastography, elevated liver injury markers, and/or medical history AIM To investigate the prevalence of hypogonadism and low testosterone (T) levels at baseline for the LiFT study. REFERENCES 1 Estes et al. Modeling the Epidemic of Nonalcoholic Fatty Liver Disease Demonstrates an Exponential Increase in Burden of Disease. Hepatol 2018, 67:123 - 133 2 Gild et al. Liver Disease in Men Undergoing Androgen Deprivation Therapy for Prostate Cancer. J Urol 2018, 200:573 - 581 3 Albhaisi et al. LPCN 1144 resolves NAFLD in hypogonadal males. Hepatol Commun 2020, 4(10):1430 - 1440 4 Rector et al. Non - alcoholic fatty liver disease and the metabolic syndrome: An update. World J Gastroenterol 2008, 14(2): 185 - 192 5 Guay et al. Hypogonadism in men with erectile dysfunction may be related to a host of chronic illnesses. Int J Impotence Res 2010, 22: 9 - 19 6 Kim et al. Male hypogoandsim and liver disease. Contemp Endocrinol 2017, pp. 219 - 234 7 Sarkar et al. Low Testosterone Is Associated With Nonalcoholic Steatohepatitis and Fibrosis Severity in Men. Clin Gastroenterol Hepatol 2021, 19:400 - 402 □ Prevalence of Fatty Liver in Hypogonadism or Vice - Versa All Subjects (N=56) Placebo (n=19) All Subjects (N=56) Placebo (n=19) Treatment A (n=18) Treatment B (n=19) Treatment A (n=18) Treatment B (n=19) CONTACT INFORMATION Benjamin J. Bruno, PharmD, PhD. bjb@lipocine.com or admin@lipocine.com □ Prevalence of Hypogonadism in Biopsied Subjects Healthy: No fibrosis and NAS = 0; 1 point: either fibrosis 1 or NAS = 1; 2+ points: Fibrosis + NAS is ≥ 2 □ Prevalence of low - normal T (< 400 ng/dL) 78% 73% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% All biopsied subjects with T measured (suspected NASH) Randomized (biopsy-established NASH) % of Subjects □ T levels are lower in subjects with NAS >1 □ T levels are lower in subjects with inflammation or steatosis but not ballooning 472 465 309 40% 50% 71% 0% 10% 20% 30% 40% 50% 60% 70% 80% 0 100 200 300 400 500 600 700 % Hypogonadal Testosterone (ng/dL) T % Hypogonadal p = 0.002 p = 0.025 90% 57% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Hypogonadal men: % with fatty liver Fatty liver men: % with hypogonadism % of Subjects 87 97 87 152 n = 3 5 7 12 124 164 n = 10 51 39 34 p = 0.004 p = 0.002 p = 0.042 n = 6 91 37 104 134 41 56 p < 0.001 n = 11 n = 30 n = 24 n = 69 p < 0.001 p < 0.001 NAS 0 - 1 NAS 2 NAS 3 NAS 4+ Grade 0 1 2 n = 69 44 21 p = NS Grade 0 1 2 3 Grade 0 1 2 p = 0.009 p < 0.001 Exhibit 99.4